AMENDMENT TO EMPLOYMENT AGREEMENT


    THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into this 1st day of October, 1996, by and between Flanders Corporation, a North Carolina corporation (formerly known as Elite Acquisitions, Inc.) ("Flanders Corporation"), Flanders Filters, Inc., a North Carolina corporation ("Flanders Filters"), and Steven K. Clark ("Clark" or the "Executive"). In this Amendment, Flanders Corporation, Flanders Filters, and Clark, together with their successors and permitted assignees, are separately referred to as a "Party" and collectively as the "Parties."


                             W I T N E S S E T H:

    WHEREAS, Flanders Corporation, Flanders Filters, and Clark entered into an Employment Agreement (the "Agreement"), dated December 15, 1995; and

    WHEREAS, Flanders Corporation, Flanders Filters, and Clark desire to amend the Agreement upon the terms provided herein;


                               A G R E E M E N T

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:



    1.    AMENDMENT TO ANNUAL SALARY.

    Section 6(a) of the Agreement is hereby amended as follows:

        Commencing on October 1, 1996, the Company shall pay to the Executive an annualized base salary at a rate of $250,000 in equal installments as nearly as practicable on the fifteenth and last days of each month, in arrears. Such annualized base salary may be increased from time to time in accordance with normal business practices of the Company. Except as may occur on one occasion in accordance with Section 1(m)(ii) of the Agreement, the annualized base salary of the Executive shall not be decreased below its then existing amount during the term of the Agreement.

    2.    NO FURTHER AMENDMENT.

    Except as provided above, the Agreement shall remain in full force and effect, unless further amended pursuant to the terms of the Agreement.


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    IN WITNESS WHEREOF, the Parties hereto have executed and
delivered this Amendment as of the day and year first above written.


                FLANDERS CORPORATION



                By:____________________________________________

                Its:___________________________________________




                FLANDERS FILTERS, INC.


                By:____________________________________________

                Its:___________________________________________





                STEVEN K. CLARK




                _______________________________________________
                Steven K. Clark


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